EXHIBIT 10R

                               THIRD AMENDMENT TO
                              REVOLVING CREDIT AND
                               SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "Third Amendment) executed and delivered as of September 23, 2006, by and between WACHOVIA BANK, NATIONAL ASSOCIATION ("Bank"), and among AUTOINFO, INC., a Delaware corporation, SUNTECK TRANSPORT CO., INC., a Florida corporation and SUNTECK TRANSPORT & LOGISTICS, INC., a Florida corporation (collectively, the "Borrower").

RECITALS:

      A. On May 23, 2003, Borrower and Bank, executed and delivered that certain Revolving Credit and Security Agreement (the "Original Credit Agreement") under the terms of which Bank provided a line of credit to Borrower in the amount of $1,500,000.

      B. On June 29, 2004, Borrower and Bank, executed and delivered that certain First Amendment to Revolving Credit and Security Agreement (the "First Amendment") which increased the Maximum Loan Amount to $2,500,000, extended the facility and amended certain other terms of the Credit Agreement.

      C. On July 3, 2005, Borrower and Bank, executed and delivered that certain Second Amendment to Revolving Credit and Security Agreement (the "First Amendment") which modified the reporting requirements and amended certain other terms of the Credit Agreement.

      D. The parties desire to make certain changes to the terms of the Credit Agreement, as amended by the First Amendment and the Second amendment, as described herein.

      NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the Bank and the Borrower hereby agree as follows:

1. Definitions. All capitalized terms used herein shall have the same meanings as used in the Credit Agreement, unless otherwise defined in this Third Amendment and the rules of construction set forth in the Credit Agreement shall apply to this Third Amendment. Any reference herein to the Credit Agreement shall mean the Credit Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment.

2. Amendments.

      (A)   Maximum  Loan  Amount.  The  definition  of Maximum  Loan  Amount in
            Exhibit Ito the Credit Agreement is hereby amended and restated to read as follows:

            "Maximum Loan Amount means Four Million Dollars ($4,000.000)."

      (B) Termination Date. The definition of Termination Date in Exhibit Ito the Credit Agreement is hereby amended and restated to read as follows:

            "Termination Date" means June 30, 2008 (unless extended in writing by Bank)

3. Effectiveness. The effectiveness of this Third Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3:

      a. Delivery of Documents. The Bank shall have received counterparts of the following documents executed by the Borrower and dated as of the date hereof:

            (i)   this Third Amendment;

            (ii) that certain Third Renewal Revolving Promissory Note dated of even date herewith; and

            (iii) such documents,  certificates,  affidavits and acknowledgments as may be reasonably required by the Bank to consummate the transaction contemplated by this Third Amendment.

      b.    Other  Conditions  Precedent.   Borrower  shall  pay  all  of  Banks
            reasonable attorney's fees and costs incurred in connection with the transaction contemplated by this Third Amendment.

4. No Event of Default/Representations and Warranties. The Borrower certifies to the Bank that Borrower has kept, observed, performed and fulfilled each and every covenant, provision and condition of the Credit Agreement and each other Loan Document to which Borrower is a party on its part to be performed and that no Event of Default has occurred with respect to Borrower under the Credit Agreement or any other Loan Document to which Borrower is a party. The Borrower further certifies to Bank that, both immediately before and after giving effect to this Third Amendment, the representations and warranties set forth in Article 4 of the Credit Agreement with respect to the Borrower, are true and correct in all material respects on and as of the date of this Third Amendment.

S. Credit Agreement Confirmed. This Third Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

6. Miscellaneous.

       a. Invalidity. In the event that any one or more of the provisions contained in this Third Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Third Amendment.

       b. Counterparts. This Third Amendment may be executed in several counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof~ each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

       c. Reference. From and after the effective date hereof, all references to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Third Amendment.

       d. Governing Law. This Third Amendment shall be governed by and interpreted and enforced in accordance with the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first above written.

                                            "BANK'

                                           WACHOVIA BANK, NATIONAL
                                           ASSOCIATION


                                           By:/s/ David C. Jackson
                                           -----------------------
                                           Name: David C. Jackson
                                           Title:     Vice President


                                           "BORROWER'

                                           Autoinfo, Inc.


                                           By: /s/ Harry M. Wachtel
                                           ------------------------
                                           Name: Harry M. Wachtel
                                           Its: President


                                           Sunteck Transport Co., Inc.


                                           By: /s/ Harry M. Wachtel
                                           ------------------------
                                           Name: Harry M. Wachtel Its: President


                                           Sunteck Transport & Logistics, Inc.


                                           By: /s/ Harry M. Wachtel
                                           ------------------------
                                           Name: Harry M. Wachtel
                                           Its: President